Fees Summary	Jun. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	12,197.48
Total Transaction Valuation	79,700,000.00
Total Offset Amount	0.00
Net Fee	$ 12,197.48